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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    PRUDENTIAL MORTGAGE INCOME FUND, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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[LOGO]

                                     PROXY
                     PRUDENTIAL MORTGAGE INCOME FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints S. Jane Rose, Deborah A. Docs and Grace Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Mortgage Income Fund, Inc., held of record by the undersigned on October 15, 1998, at the Special Meeting of Shareholders to be held on December 3, 1998, or any adjournment thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

    Vote On Proposal

    1. Approval of the Agreement and Plan of Reorganization and Liquidation.

           / / FOR          / / AGAINST            / / ABSTAIN

    2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                          (over)


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(Continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

  THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

  -To vote by mail, sign below exactly as your name appears above and return the card in the envelope provided.

  -To vote by touch-tone phone, call 1-800-690-6903

  -To vote by Internet, use website www.proxyvote.com

  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.


                                              When signing as attorney,
                                              executor, administrator,
                                              trustee or guardian, please
                                              give full title as such. If a
                                              corporation, please sign in
                                              full corporate name by
                                              president or other authorized
                                              officer. If a partnership,
                                              please sign in partnership
                                              name by authorized person.

                                              Dated                  , 1998
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                                              Signature (please sign within box)


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                                              Signature (Joint Owners)